Exhibit 99.2

Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer Janus Henderson Group 4Q19 and FY19 results presentation Tuesday 4 February 2020

Dick Weil Chief Executive Officer 4Q19 and FY19 results presentation 2019 results and 2020 outlook

2 FY19 results FY19 FY18 3 year investment outperformance¹ 76% 61% Net flows (US$27.4bn) (US$18.1bn) Total AUM US$374.8bn US$328.5bn US GAAP diluted EPS US$2.21 US$2.61 Adjusted diluted EPS² US$2.47 US$2.74 Dividend per share US$1.44 US$1.40 Key metrics – FY19 vs FY18 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 30. 2 See adjusted financial measures reconciliation on slides 36 and 37 for additional information. • Investment performance strengthened during 2019 • Total AUM increased 14%, reflecting strong markets partially offset by net outflows • Adjusted diluted EPS of US$2.47 • Declared and distributed US$272m in dividends • Completed US$200m buyback in 2019; Board approved additional authorisation of US$200m in 2020

3 Principal components of 2019 net flows 2019 flows (US$bn) 13.6 14.7 14.3 17.5 (17.0) (16.1) (14.4) (19.6) (3.4) (1.4) (0.1) (2.1) 1Q19 2Q19 3Q19 4Q19 Represents US$305bn in AUM as at 31 Dec 2019 Note: Numbers may not cast due to rounding. 2019 flows reflect outflows from four concentrated areas (27.4) (10.8) (3.7) (3.1) (2.7) (7.1) Total Company Net Flows Quantitative Equities Global Emerging Markets Core Plus Fixed Income European Equities Remaining Business

4 8.5 10.5 21.4 22.1 1.3 1.3 (18.3) (21.5) (27.8) (19.9) (2.3) (2.7) (9.8) (11.0) (6.3) 2.1 (1.1) (1.4) (39%) (25%) Intermediary (46%)1 1H19 2H19 30% 28% 2019 flows by client type 2019 flows by client type (US$bn) Annualised gross sales2 Redemptions Sales Net sales / (redemptions) Annualised gross redemptions2 2019 outflows reflect significant improvement in Intermediary with elevated outflows in Institutional Institutional (35%)1 1H19 2H19 Self-directed (19%)1 1H19 2H19 (28%) (32%) (8%) (8%) 13% 16% 4% 4% 1 Represents percentage of AUM as at 31 Dec 2019 by Client Type. 2 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Numbers may not cast due to rounding.

Our outlook is encouraging

Net outflows mask many encouraging results we see across our business

Investment performance

- 69%, 76% and 77% of AUM beating benchmarks over the 1, 3 and 5 year time periods, respectively[1]
- 83%, 82% and 76% of mutual fund AUM in top 2 Morningstar quartiles over 1, 3 and 5 year time periods, respectively[2]
- 85% of US mutual fund AUM has a 4 or 5 star Overall Morningstar Rating[3]

Winning new business

- Intermediary momentum; capturing market share in key retail markets
- Newly globalised Institutional business is rebuilding pipeline
- Strategic products grew substantially across Equities, Fixed Income and Multi-Asset capabilities

People and talent

- Attracting outstanding talent alongside a strong existing team

Financial strength

- Strong cash flow generation and balance sheet is supporting ongoing investments in the business to meet evolving client needs
- Returning excess cash to shareholders via dividends and share repurchases

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 30.
[2] The top two Morningstar quartiles represent funds in the top half of their category based on total return. Full performance disclosures detailed in the appendix on slide 31.
[3] Based on risk-adjusted returns for Class I / Institutional Shares, or share class with longest history. Full performance disclosures detailed in the appendix on slide 44.

Janus Henderson GROUP PLC
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Roger Thompson Chief Financial Officer 4Q19 and FY19 results presentation 4Q19 business and financial results

7 4Q19 results 4Q19 3Q19 3 year investment outperformance¹ 76% 74% Net flows (US$6.7bn) (US$3.5bn) Total AUM US$374.8bn US$356.1bn US GAAP diluted EPS US$0.59 US$0.58 Adjusted diluted EPS² US$0.65 US$0.64 Dividend per share US$0.36 US$0.36 Key metrics – 4Q19 vs 3Q19 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 30. 2 See adjusted financial measures reconciliation on slides 36 and 37 for additional information. • AUM of US$374.8bn reflects strong markets partially offset by net outflows • Adjusted diluted EPS of US$0.65 improved on 7% growth in adjusted operating income • Declared US$0.36 per share dividend and completed US$13m of share buybacks finishing the US$200m buyback programme

8 Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Total company investment performance remains strong % of mutual fund AUM in top 2 Morningstar quartiles (as at 31 Dec 2019) % of AUM outperforming benchmark (as at 31 Dec 2019) Note: Full performance disclosures detailed in the appendix on slides 30 and 31. Past performance is no guarantee of future results. The top two Morningstar quartiles represent funds in the top half of their category based on total return. Refer to slide 31 for the 10-year period, percent of funds in the top 2 quartiles for all periods, and description and quantity of funds included in the analysis. 67% 76% 80% 82% 92% 84% 37% 16% 94% 40% 93% 91% 100% 99% 91% 69% 76% 77% 88% 87% 77% 70% 56% 55% 22% 19% 36% 22% 90% 89% 95% 74% 93% 83% 82% 76%

9 20.0 19.7 17.1 17.7 16.6 15.6 15.6 15.3 18.7 (22.9) (22.4) (19.8) (22.0) (25.0) (23.0) (25.4) (18.8) (25.4) (2.9) (2.7) (2.7) (4.3) (8.4) (7.4) (9.8) (3.5) (6.7) 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Total flows Total flows 4Q17 to 4Q19 (US$bn) Redemptions Sales Net sales / (redemptions) 22% 21% 18% 19% 17% 19% 18% 17% 21% Annualised gross sales¹ Annualised gross redemptions¹ Net outflows driven by higher redemptions offset by higher gross sales 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. (25%) (24%) (21%) (24%) (26%) (28%) (29%) (21%) (29%)

10 Principal components of 4Q19 net flows 4Q19 flows (US$bn) 14.8 13.6 14.7 14.3 17.5 (20.3) (17.0) (16.1) (14.4) (19.6) (5.5) (3.4) (1.4) (0.1) (2.1) 4Q18 1Q19 2Q19 3Q19 4Q19 Represents US$305bn in AUM as at 31 Dec 2019 4Q19 flows driven by Institutional outflows (6.7) (3.3) (0.8) (0.3) (0.2) (2.1) Total Company Net Flows Quantitative Equities Global Emerging Markets Core Plus Fixed Income European Equities Remaining Business

11 Statement of income Note: See adjusted financial measures reconciliation on slides 36 and 37 for additional information. US GAAP and adjusted US GAAP Adjustments Adjusted US GAAP Adjustments Adjusted Revenue Management fees 457.8 1,792.3 Performance fees 18.3 17.6 Shareowner servicing fees 71.9 185.4 Other revenue 53.2 197.1 Total revenue 601.2 (138.1) 463.1 2,192.4 (444.3) 1,748.1 Operating expenses Employee compensation and benefits 163.1 602.5 Long-term incentive plans 44.5 184.3 Distribution expenses 138.1 444.3 Investment administration 13.8 47.9 Marketing 10.0 31.1 General, administrative and occupancy 60.3 260.8 Depreciation and amortisation 17.1 80.6 Total operating expenses 446.9 (154.8) 292.1 1,651.5 (530.0) 1,121.5 Operating income 154.3 16.7 171.0 540.9 85.7 626.6 3 months ended 31 Dec 2019 Year ended 31 Dec 2019 US$m

12 US$, except margin data 4Q19 3Q19 Change 4Q19 vs 3Q19 FY19 FY18 Change FY19 vs FY18 Average AUM 362.4bn 358.2bn 1% 357.1bn 367.7bn (3%) Total revenue 601.2m 536.0m 12% 2,192.4m 2,306.4m (5%) Operating income 154.3m 143.6m 7% 540.9m 649.8m (17%) Operating margin 25.7% 26.8% (1.1ppt) 24.7% 28.2% (3.5ppt) US GAAP diluted EPS 0.59 0.58 2% 2.21 2.61 (15%) Adjusted revenue 463.1m 433.2m 7% 1,748.1m 1,859.7m (6%) Adjusted operating income 171.0m 160.2m 7% 626.6m 726.0m (14%) Adjusted operating margin 36.9% 37.0% (0.1ppt) 35.8% 39.0% (3.2ppt) Adjusted diluted EPS 0.65 0.64 2% 2.47 2.74 (10%) Summary financial results Summary of results Note: See adjusted financial measures reconciliation on slides 36 and 37 for additional information. US GAAP and adjusted

13 4Q19 adjusted revenue drivers Revenue 4Q19 revenue reflects higher performance fees, average AUM and fee margin Adjusted revenue – FY18 vs FY19 (US$m) Note: See adjusted financial measures reconciliation on slides 36 and 37 for additional information. 1 Net margin based on management fees net of distribution expenses. • Net management fee margin increased 0.5bps in 4Q19 reflecting markets and mix shift from lower fee outflows and higher fee inflows • Performance fees increased in FY19 driven by improvement in US mutual fund performance fees US$m, except margin data 4Q19 3Q19 Change Total adjusted revenue 463.1 433.2 7% Management fees 409.8 400.6 2% Performance fees 18.3 1.4 nm Shareowner servicing fees 9.2 8.9 3% Other revenue 25.8 22.3 16% Average net¹ mgmt fee margin 44.9bps 44.4bps 0.5bps 1,602.7 1,725.9 17.6 7.1 36.0 37.1 91.8 89.6 1,748.1 1,859.7 FY19 FY18 Management fees Performance fees Shareowner servicing fees Other revenue

14 Adjusted operating expenses – 3Q19 vs 4Q19 (US$m) Operating expenses Note: See adjusted financial measures reconciliation on slides 36 and 37 for additional information. Increase in compensation drove higher expenses US$m 4Q19 US GAAP Adjustments 4Q19 adjusted 3Q19 adjusted Change 4Q19 adjusted vs 3Q19 adjusted Employee compensation and benefits 163.1 (6.3) 156.8 142.5 10% Long-term incentive plans 44.5 0.2 44.7 42.4 5% Total compensation expenses 207.6 (6.1) 201.5 184.9 9% Distribution expenses 138.1 (138.1) –– nm Investment administration 13.8 – 13.8 11.2 23% Marketing 10.0 – 10.0 5.5 82% General, administrative and occupancy 60.3 (3.2) 57.1 63.5 (10%) Depreciation and amortisation 17.1 (7.4) 9.7 7.9 23% Non-staff operating expenses 239.3 (148.7) 90.6 88.1 3% Total operating expenses 446.9 (154.8) 292.1 273.0 7% 292.1 14.3 2.3 (6.4) 273.0 2.6 4.5 1.8 3Q19 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation 4Q19

Balance sheet

Strong liquidity position

- Cash and cash equivalents increased 3%, as cash flow generation more than offset capital return and seed investments
- Significant increase in investment securities due to new seed investments and consolidation of certain seed investments
- Board declared a dividend of US$0.36 per share to be paid on 5 March to shareholders on record at the close of business on 18 February
- Repurchased 0.5m shares for US$13m, completing buyback programme authorised in February 2019; Board approved additional buyback authorisation of US$200m

Balance sheet profile – carrying value (30 Sep 2019 vs 31 Dec 2019)
(US$m)


1,357.9
584.2
773.7
316.9
1,974.8
1,178.3
796.5
316.2
Cash and investments
Debt
30 Sep 2019
Cash and investments
Debt
31 Dec 2019
Investment securities¹
Cash and cash equivalents²
2025 maturity

[1] Includes seed investments of US$461.8m (including investment securities of consolidated variable interest entities of US$359.9m), investments related to deferred compensation plans of US$117.0m and other investments of US$5.4m as at 30 September 2019; includes seed investments of US$1,047.0m (including investment securities of consolidated variable interest entities of US$924.8m), investments related to deferred compensation plans of US$125.9m and other investments of US$5.4m as at 31 December 2019.
[2] Includes cash and cash equivalents of consolidated variable interest entities of US$37.4m and US$62.6m as at 30 September 2019 and 31 December 2019, respectively.

Janus Henderson GROUP PLC

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16 Capital management On 3 February 2020, the Board authorised an additional on-market share buyback of up to US$200 million Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included in the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on forms 10-Q or 10-K for each respective quarter. Quarterly capital return 1Q18 to 4Q19 Dividend paid / share $0.32 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 Debt repayment (US$m) 81.6 0.3 13.5 ––––– Shares repurchased (m) –– 1.8 2.2 1.3 3.5 4.2 0.5 Total shares outstanding1 (m) 200.4 200.4 198.6 196.4 195.2 191.6 187.5 187.0 71.2 69.2 69.7 68.6 67.8 66.3 49.9 49.9 30.9 75.2 81.3 12.5 63.1 71.6 121.1 119.1 100.6 143.8 149.1 78.8 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Dividends Share repurchases

Conclusion Dick Weil Chief Executive Officer

18 Our strategy: Simple Excellence Produce dependable investment outcomes Focus on quality and stability of investment performance Excel in client experience Deliver industry- leading client experiences that drive client loyalty and increase duration Develop new growth initiatives Build the businesses of tomorrow Focus and increase operational efficiency Standardise the global model and modernise our infrastructure Proactive risk and control environment Embed understanding and ownership of risk and controls at all levels and establish strong feedback loops for learning & improvement

19 Conclusion Business fundamentals are improving • Investment performance is strong and remains the best leading indicator of future success • Improving flow trends are beginning to reflect the great investment performance • Intermediary flows turned positive in 2H 2019 across several regions with momentum carrying into 2020 • Strategic products have grown meaningfully, including Balanced, Multi-Sector and Strategic Fixed Income • Changes in portfolio leadership and management we believe will benefit clients in 2020 and beyond • Our financial foundation is solid, allowing investment in the business while returning excess cash to shareholders

Q&A

Appendix

22 46% 35% 19% Intermediary Institutional Self-directed 54% 20% 12% 11% 3% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Assets under management as at 31 Dec 2019 56% 30% 14% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$204.0bn US$74.8bn US$45.2bn US$39.8bn US$11.0bn US$172.7bn US$132.1bn US$70.0bn US$208.8bn US$111.6bn US$54.4bn AUM: US$374.8bn

Investment management capabilities

Diversified product range



Alternatives
US$11.0bn
Multi-Asset
US$39.8bn
Quantitative Equities
US$45.2bn
Fixed Income
US$74.8bn
Equities
US$204.0bn
AUM
31 Dec 2019
US$374.8bn
Self-directed
Intermediary
Institutional
Institutional
Intermediary
Institutional
Intermediary
Self-directed
Institutional
Intermediary
Institutional
Intermediary
Self-directed
Institutional
Intermediary
Self-directed

Equities (56bps[1])

- Wide range of equity strategies encompassing different geographic focuses and investment styles

Fixed Income (26bps[1])

- Coverage across the asset class, applying a wide range of differentiated techniques

Quantitative Equities (20bps[1])

- Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices

Multi-Asset (50bps[1])

- US teams manage US and global asset allocation strategies; UK teams include asset allocation specialists, traditional multi-manager investors, and those focused on alternative asset classes

Alternatives (69bps[1])

- A cross-asset class combination of alpha generation, risk management, and efficient beta replication strategies, including multi-strategy, liquid alternatives, agriculture and global commodities/managed futures

[1] Full-year 2019 average net management fee margin; net margin based on management fees net of distribution expenses. Full-year 2018 average net management fee margins were: Equity (59bps), Fixed Income (28bps), Quantitative Equity (22bps), Multi-Asset (47bps) and Alternatives (73bps).

Janus Henderson GROUP PLC
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24 Largest strategies by capability Note: Numbers may not cast due to rounding. Capability Strategy AUM (US$bn) 31 Dec 2019 US Mid Cap Growth 29.3 US Concentrated Growth 18.2 US Research Growth Equity 16.7 US SMID Cap Growth 13.2 Global Life Sciences 10.6 Core Plus Fixed Income 12.7 Buy & Maintain Credit 10.0 Global Strategic Fixed Income 7.7 Kapstream Absolute Return Income 7.2 Australian Fixed Income 4.6 Intech Global Large Cap Core ex-Japan 9.0 Intech US Enhanced Plus 6.5 Intech Global Large Cap Core 5.1 Intech US Broad Large Cap Growth 3.3 Intech Global Enhanced Index ex-Australia ex-Tobacco 1% Risk 2.4 Balanced 33.4 UK Income and Growth 1.9 Multi Manager 1.3 Global Adaptive Capital Appreciation 0.3 Multi Asset - Institutional 0.3 UK Large Cap Absolute Return Equity 5.6 Property 2.8 Global Commodities 0.6 Europe Large Cap Long/Short 0.6 Concentrated Pan Europe Equity 0.4 Total 203.8 Equity Fixed Income Multi-Asset Alternatives Quantitative Equities

25 4Q19 flows by capability 9.4 5.6 0.3 2.7 0.7 (10.7) (8.4) (3.6) (1.3) (1.4) (1.3) (2.8) (3.3) 1.4 (0.7) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 4Q19 flows by capability (US$bn) Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 20% 30% 3% 29% 24% (23%) (45%) (31%) (14%) (49%) Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

26 Flows: Equities and Fixed Income 8.6 6.9 6.9 6.0 9.4 (12.7) (9.8) (12.9) (8.0) (10.7) (4.1) (2.9) (6.0) (2.0) (1.3) 4Q18 1Q19 2Q19 3Q19 4Q19 4.7 4.9 5.5 6.1 5.6 (6.0) (7.7) (5.2) (4.7) (8.4) (1.3) (2.8) 0.3 1.4 (2.8) 4Q18 1Q19 2Q19 3Q19 4Q19 Equities (US$bn) Fixed Income (US$bn) Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ 17% 17% 15% 12% 20% 25% 27% 30% 33% 30% (25%) (24%) (27%) (17%) (23%) (32%) (43%) (28%) (25%) (45%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 29. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

27 2.3 2.2 2.1 2.4 2.7 (2.0) (1.5) (1.5) (2.0) (1.3) 0.3 0.7 0.6 0.4 1.4 4Q18 1Q19 2Q19 3Q19 4Q19 0.3 0.7 0.2 0.3 0.3 (1.4) (1.7) (4.3) (2.7) (3.6) (1.1) (1.0) (4.1) (2.4) (3.3) 4Q18 1Q19 2Q19 3Q19 4Q19 0.7 0.9 0.9 0.5 0.7 (2.9) (2.3) (1.5) (1.4) (1.4) (2.2) (1.4) (0.6) (0.9) (0.7) 4Q18 1Q19 2Q19 3Q19 4Q19 Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 3% 7% 2% 2% 3% Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 27% 29% 25% 27% 29% 18% 25% 28% 16% 24% (11%) (16%) (35%) (22%) (31%) (22%) (20%) (18%) (22%) (14%) (69%) (64%) (48%) (45%) (49%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 29. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

28 Total net flows by capability 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total net flows by capability 4Q17 to 4Q19 (US$bn) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 29. (2.9) (2.7) (2.7) (4.3) (7.4) (8.4) (9.8) (3.5) (6.7)

AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 30 Sep 2018	**199.2**	**74.5**	**52.9**	**34.6**	**16.9**	**378.1**
Sales	8.6	4.7	0.3	2.3	0.7	16.6
Redemptions	(12.7)	(6.0)	(1.4)	(2.0)	(2.9)	(25.0)
Net sales / (redemptions)	(4.1)	(1.3)	(1.1)	0.3	(2.2)	(8.4)
Market / FX	(29.2)	(1.3)	(7.5)	(2.5)	(0.7)	(41.2)
Reclassification[1]	1.7	0.5	–	(2.2)	–	–
AUM 31 Dec 2018	**167.6**	**72.4**	**44.3**	**30.2**	**14.0**	**328.5**
Sales	6.9	4.9	0.7	2.2	0.9	15.6
Redemptions	(9.8)	(7.7)	(1.7)	(1.5)	(2.3)	(23.0)
Net sales / (redemptions)	(2.9)	(2.8)	(1.0)	0.7	(1.4)	(7.4)
Market / FX	24.1	2.9	6.3	2.5	0.4	36.2
AUM 31 Mar 2019	**188.8**	**72.5**	**49.6**	**33.4**	**13.0**	**357.3**
Sales	6.9	5.5	0.2	2.1	0.9	15.6
Redemptions	(12.9)	(5.2)	(4.3)	(1.5)	(1.5)	(25.4)
Net sales / (redemptions)	(6.0)	0.3	(4.1)	0.6	(0.6)	(9.8)
Market / FX	8.5	0.7	2.1	1.1	(0.1)	12.3
AUM 30 Jun 2019	**191.3**	**73.5**	**47.6**	**35.1**	**12.3**	**359.8**
Sales	6.0	6.1	0.3	2.4	0.5	15.3
Redemptions	(8.0)	(4.7)	(2.7)	(2.0)	(1.4)	(18.8)
Net sales / (redemptions)	(2.0)	1.4	(2.4)	0.4	(0.9)	(3.5)
Market / FX	(1.1)	0.1	0.4	0.8	(0.4)	(0.2)
AUM 30 Sep 2019	**188.2**	**75.0**	**45.6**	**36.3**	**11.0**	**356.1**
Sales	9.4	5.6	0.3	2.7	0.7	18.7
Redemptions	(10.7)	(8.4)	(3.6)	(1.3)	(1.4)	(25.4)
Net sales / (redemptions)	(1.3)	(2.8)	(3.3)	1.4	(0.7)	(6.7)
Market / FX	17.1	2.6	2.9	2.1	0.7	25.4
AUM 31 Dec 2019	**204.0**	**74.8**	**45.2**	**39.8**	**11.0**	**374.8**

[1] Reflects operational reclassification of existing client's funds.

Janus Henderson GROUP PLC

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Investment performance

% of AUM outperforming benchmark

Capability	4Q18			1Q19			2Q19			3Q19			4Q19		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	67%	55%	71%	64%	69%	77%	73%	74%	83%	75%	74%	80%	67%	76%	80%
Fixed Income	36%	88%	93%	58%	92%	89%	61%	90%	89%	63%	94%	90%	82%	84%	92%
Quantitative Equities	20%	11%	15%	15%	14%	12%	32%	11%	39%	39%	26%	25%	37%	40%	16%
Multi-Asset	81%	90%	91%	88%	91%	91%	90%	91%	92%	90%	91%	93%	91%	91%	93%
Alternatives	35%	94%	100%	89%	98%	100%	39%	100%	100%	96%	99%	100%	94%	99%	100%
Total	55%	61%	72%	60%	69%	74%	66%	72%	80%	70%	74%	78%	69%	76%	77%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 5% of AUM as at 31 Dec 2018, 30 Sep 2019 and 31 Dec 2019, and represent 4% of AUM for all other periods. Capabilities defined by Janus Henderson.

Janus Henderson GROUP PLC

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Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	4Q18			1Q19			2Q19			3Q19			4Q19		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	67%	63%	85%	78%	72%	86%	85%	70%	88%	84%	79%	87%	88%	87%	77%
Fixed Income	46%	28%	57%	68%	42%	48%	50%	50%	51%	53%	53%	55%	70%	55%	56%
Quantitative Equities	98%	17%	100%	63%	3%	97%	61%	3%	51%	97%	57%	97%	22%	22%	19%
Multi-Asset	89%	89%	88%	84%	86%	88%	87%	87%	88%	87%	88%	89%	93%	89%	90%
Alternatives	26%	93%	59%	93%	33%	94%	32%	58%	58%	38%	37%	56%	36%	74%	95%
Total	65%	62%	80%	78%	67%	81%	78%	68%	81%	78%	74%	82%	83%	82%	76%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 82%, 80%, 74%, 82% and 82% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 31 Dec 2018, 31 Mar 2019, 30 Jun 2019, 30 Sep 2019 and 31 Dec 2019, respectively. For the 1-, 3-, 5- and 10-year periods ending 31 Dec 2019, 64%, 56%, 59% and 62% of the 201, 195, 183 and 146 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2019 Morningstar, Inc. All Rights Reserved.

Janus Henderson
GROUP PLC
31

32 Mutual fund investment performance (cont’d) Group 39 30 55 56 45 30 44 43 52 51 47 55 51 54 50 26 48 23 22 38 32 23 25 23 31 33 26 30 28 26 65 78 78 78 83 62 67 68 74 82 80 81 81 82 76 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 % of mutual fund AUM in top 2 Morningstar quartiles Equities 34 18 55 57 45 26 45 40 50 50 46 58 53 53 50 33 60 31 27 43 37 28 30 29 37 39 27 35 34 27 67 78 85 84 88 63 72 70 79 87 85 86 88 87 77 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 31. Numbers may not cast due to rounding.

33 52 39 38 40 5 3 3 3 3 48 4 4 40 4 46 24 23 57 22 12 53 19 52 93 47 57 15 98 63 61 97 22 17 3 3 57 22 100 97 51 97 19 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Mutual fund investment performance (cont’d) Fixed Income 33 37 38 42 19 14 24 27 41 29 15 18 21 35 28 13 31 12 11 51 13 18 22 12 26 42 30 30 19 28 46 68 50 53 70 28 42 50 53 55 57 48 51 55 56 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 % of mutual fund AUM in top 2 Morningstar quartiles Quantitative Equities 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 31. Numbers may not cast due to rounding.

34 Mutual fund investment performance (cont’d) Multi-Asset 84 82 83 85 86 83 84 84 86 86 84 84 85 87 87 4 2 4 2 6 6 2 2 2 3 5 4 3 2 3 89 84 87 87 93 89 86 87 88 89 88 88 88 89 90 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 1 33 31 5 31 31 31 56 57 31 24 25 61 2 38 31 93 33 27 6 43 2 37 27 32 95 26 93 32 38 36 93 33 58 37 74 59 94 58 56 95 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 31. Numbers may not cast due to rounding.

35 US GAAP: statement of income 3 months ended Year ended 31 Dec 2019 30 Sep 2019 31 Dec 2018 31 Dec 2019 31 Dec 2018 Revenue Management fees 457.8 446.2 452.3 1,792.3 1,947.4 Performance fees 18.3 1.4 3.5 17.6 7.1 Shareowner servicing fees 71.9 39.3 37.0 185.4 154.2 Other revenue 53.2 49.1 52.3 197.1 197.7 Total revenue 601.2 536.0 545.1 2,192.4 2,306.4 Operating expenses Employee compensation and benefits 163.1 147.9 155.8 602.5 613.0 Long-term incentive plans 44.5 42.2 32.3 184.3 188.6 Distribution expenses 138.1 102.8 102.4 444.3 446.7 Investment administration 13.8 11.2 11.6 47.9 46.9 Marketing 10.0 5.5 12.8 31.1 37.9 General, administrative and occupancy 60.3 67.6 62.4 260.8 253.7 Depreciation and amortisation 17.1 15.2 17.8 80.6 69.8 Total operating expenses 446.9 392.4 395.1 1,651.5 1,656.6 Operating income 154.3 143.6 150.0 540.9 649.8 Interest expense (3.3) (3.5) (4.0) (15.1) (15.7) Investment gains (losses), net 12.1 4.0 (15.3) 34.2 (40.9) Other non-operating income (expenses), net (5.8) 4.7 13.5 23.5 68.6 Income before taxes 157.3 148.8 144.2 583.5 661.8 Income tax provision (36.9) (35.7) (43.4) (137.8) (162.2) Net income 120.4 113.1 100.8 445.7 499.6 Net loss (income) attributable to noncontrolling interests (8.4) (1.0) 6.0 (18.1) 24.2 Net income attributable to JHG 112.0 112.1 106.8 427.6 523.8 Less: allocation of earnings to participating stock-based awards (3.1) (3.1) (2.8) (11.7) (12.7) Net income attributable to JHG common shareholders 108.9 109.0 104.0 415.9 511.1 Diluted weighted-average shares outstanding (m) 184.1 188.3 194.1 188.6 195.9 Diluted EPS (in US$) 0.59 0.58 0.54 2.21 2.61 US$m, except per share data or as noted

Alternative performance measures

Reconciliation of adjusted financial measures

US$m, except margin data	3 months ended			Year ended	
	31 Dec 2019	30 Sep 2019	31 Dec 2018	31 Dec 2019	31 Dec 2018
Reconciliation of revenue to adjusted revenue					
Revenue	**601.2**	**536.0**	**545.1**	**2,192.4**	**2,306.4**
Management fees[1]	(48.0)	(45.6)	(48.6)	(189.6)	(221.5)
Shareowner servicing fees[1]	(62.7)	(30.4)	(27.9)	(149.4)	(117.1)
Other revenue[1]	(27.4)	(26.8)	(25.9)	(105.3)	(108.1)
Adjusted revenue	**463.1**	**433.2**	**442.7**	**1,748.1**	**1,859.7**
Reconciliation of operating expenses to adjusted operating expenses					
Operating expenses	**446.9**	**392.4**	**395.1**	**1,651.5**	**1,656.6**
Employee compensation and benefits[2]	(6.3)	(5.4)	(4.4)	(19.1)	(21.4)
Long-term incentive plans[2]	0.2	0.2	0.2	0.8	(10.6)
Investment administration[2]	–	–	–	–	(0.7)
Marketing[2]	–	–	(0.1)	–	–
Distribution expenses[1]	(138.1)	(102.8)	(102.4)	(444.3)	(446.7)
General, administrative and occupancy[2]	(3.2)	(4.1)	(1.9)	(20.0)	(6.8)
Depreciation and amortisation[3]	(7.4)	(7.3)	(9.1)	(47.4)	(36.7)
Adjusted operating expenses	**292.1**	**273.0**	**277.4**	**1,121.5**	**1,133.7**
Adjusted operating income	**171.0**	**160.2**	**165.3**	**626.6**	**726.0**
Operating margin	**25.7%**	**26.8%**	**27.5%**	**24.7%**	**28.2%**
Adjusted operating margin	**36.9%**	**37.0%**	**37.3%**	**35.8%**	**39.0%**

Note: Reconciliation to be used in conjunction with slide 37. Footnotes included on slide 38.

Janus Henderson GROUP PLC
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37 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 36. Footnotes included on slide 38. 3 months ended Year ended 31 Dec 2019 30 Sep 2019 31 Dec 2018 31 Dec 2019 31 Dec 2018 Reconciliation of net income to adjusted net income attributable to JHG Net income attributable to JHG 112.0 112.1 106.8 427.6 523.8 Employee compensation and benefits2 6.3 5.4 4.4 19.1 21.4 Long-term incentive plans2 (0.2) (0.2) (0.2) (0.8) 10.6 Investment administration2 –––– 0.7 Marketing2 –– 0.1 –– General, administrative and occupancy2 3.2 4.1 1.9 20.0 6.8 Depreciation and amortisation3 7.4 7.3 9.1 47.4 36.7 Interest expense4 0.2 0.4 0.9 2.5 3.1 Investment gains (losses), net –(1.0) ––– Other non-operating income (expense)4 (1.9) (0.2) 0.3 (24.3) (46.0) Income tax provision5 (3.1) (3.2) (5.8) (13.2) (7.5) Adjusted net income attributable to JHG 123.9 124.7 117.5 478.3 549.6 Diluted earnings per share (in US$) 0.59 0.58 0.54 2.21 2.61 Adjusted diluted earnings per share (in US$) 0.65 0.64 0.59 2.47 2.74 US$m, except per share data

38 Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 JHG contracts with third-party intermediaries to distribute and service certain of its investment products. Fees for distribution and servicing related activities are either provided for separately in an investment product’s prospectus or are part of the management fee. Under both arrangements, the fees are collected by JHG and passed-through to third-party intermediaries who are responsible for performing the applicable services. The majority of distribution and servicing fees collected by JHG are passed through to third-party intermediaries. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass-through nature of these revenues. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue. 2 Adjustments primarily represent integration costs in relation to the Merger, including severance costs, legal costs and consulting fees. JHG management believes these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 4 2019 adjustments primarily represent contingent consideration adjustments associated with acquisitions prior to the Merger and increased debt expense as a consequence of the fair value uplift on debt due to acquisition accounting. Adjustments for the year ended 31 December 2018 primarily represent fair value movements on options issued to Dai-ichi in addition to contingent consideration costs associated with acquisitions prior to the merger. JHG management believes these costs do not represent the ongoing operations of the Group. 5 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

39 4Q19 (US$m) 3Q19 (US$m) 4Q18 (US$m) AUM generating 4Q19 pfees (US$bn) # of funds generating 4Q19 pfees Frequency Timing SICAVs 0.2 0.0 0.1 0.2 2 23 Annually; 2 Quarterly 23 at June; 2 on quarter Offshore Absolute Return 0.2 0.2 0.3 0.7 5 Annually Various Segregated Mandates1 19.3 2.5 14.7 13.7 26 Quarterly/ Annually Various UK OEICs & Unit Trusts 0.3 0.0 0.0 0.0 1 Quarterly Various Investment Trusts 0.0 0.0 0.0 0.0 0 Annually Various US Mutual Funds2 (1.7) (1.3) (11.5) 48.4 11 Monthly Monthly Total 18.3 1.4 3.6 63.1 45 Performance fees Note: Performance fees include prior quarter accrual true-ups. 1 Segregated Mandates includes Private Accounts, Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 31 December 2019. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

40 1Q 2Q 3Q 4Q 12.4 Performance fees US$63bn non-US mutual fund AUM eligible to earn performance fees across all periods 1 Other includes Offshore Absolute Return, Investment Trusts and Managed CDOs. Pay-out timing of AUM subject to performance fees (Non-US mutual fund AUM in US$bn as at 31 Dec 2019) SICAVs Segregated mandates UK OEICs / UTs Other¹ Quarterly payment Annual payment 35.4 33.4 31.3 19.5 0.6 AUM subject to quarterly performance fees does not change quarter over quarter 14.5 16.5 18.9 (11.5) (1.7) 0.1 0.3 0.3 14.7 19.1 0.3 0.3 4Q18 4Q19 Performance fees – 4Q18 vs 4Q19 (US$m) SICAVs Segregated mandates UK OEICs / UTs US mutual funds Other¹ 3.6 13.5 4Q18 eligible non-US mutual fund AUM: US$32.1bn 4Q19 eligible non-US mutual fund AUM: US$35.4bn

41 US mutual funds with performance fees Mutual funds with performance fees¹ AUM 31 Dec 2019 US$m Benchmark Base fee Performance fee2 Performance cap/(floor) vs benchmark 4Q19 P&L impact US$’000 Research Fund 15,355 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (4,659) Forty Fund and Portfolio 15,190 Russell 1000® Growth Index 0.64% ± 15 bps ± 8.50% 1,303 Global Research Fund and Portfolio 3,784 MSCI World IndexSM 0.60% ± 15 bps ± 6.00% 988 Small Cap Value Fund 3,842 Russell 2000® Value Index 0.72% ± 15 bps ± 5.50% 894 Mid Cap Value Fund and Portfolio 3,456 Russell Midcap® Value Index 0.64% ± 15 bps ± 4.00% 529 Contrarian Fund 3,220 S&P 500® Index 0.64% ± 15 bps ± 7.00% (1,009) Overseas Fund and Portfolio 2,114 MSCI All Country World ex-U.S. IndexSM 0.64% ± 15 bps ± 7.00% 416 Research Portfolio³ 550 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (175) Global Real Estate Fund 532 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% 104 Global Value Fund 200 MSCI World IndexSM 0.64% ± 15 bps ± 7.00% (86) Large Cap Value Fund 116 Russell 1000® Value Index 0.64% ± 15 bps ± 3.50% (9) Small-Mid Cap Value Fund4 63 Russell 2500TM Value Index 0.70% ± 15 bps ± 5.00% 31 Asia Equity Fund 27 MSCI All Country Asia ex-Japan IndexSM 0.92% ± 15 bps ± 7.00% 3 Total 48,447 (1,670) Note: AUM data shown on a managed view. Numbers may not cast due to rounding. 1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. 3 Until 1 May 2020, the Portfolio’s performance during the portion of the performance measurement period prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index). Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index. 4 Until 1 August 2022, the Fund’s performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index.

42 Long-term incentive compensation Estimated future long-term incentive compensation amortisation US$m Amount remaining to expense 2020 2021 2022 2023 2024 2017 annual grant 6 6 –––– 2018 annual grant 30 24 6 ––– 2019 annual grant 74 48 21 4 1 – 2020 annual grant1 130 66 43 18 2 – Other2 86 13 23 15 9 6 Total long-term incentive compensation 326 177 93 37 12 6 Note: 2017 and 2018 annual grants generally vest over three and four years. 2019 and 2020 annual grants generally vest over three years. Assumed no forfeitures in future periods. Assumed no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs and DEP funds) and social security expense upon vesting. 1 Estimated 2020 annual grant based on amounts expected to be granted associated with the annual award process. Actual awards are expected to come in between US$125 and US$135 million. 2 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year.

43 Contacts Investor enquiries Jim Kurtz Investor Relations Manager +1 (303) 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Sarah de Lagarde +44 (0) 20 7818 2626 sarah.delagarde@janushenderson.com United Kingdom: FTI Consulting Tom Blackwell +44 (0) 20 3727 1051 tom.blackwell@FTIConsulting.com Asia Pacific: Honner Kieron Stevenson +61 2 8248 3747 kieron@honner.com.au

44 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. The Morningstar RatingTM for funds, or ‘star rating’, is calculated for funds with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings may vary by share class. As at 31 Dec 2019, 77%, 70% and 70% of US mutual fund assets under management have a 4 or 5 star Morningstar RatingTM for the 3-, 5-, and 10-year periods, respectively. As at 31 Dec 2019, 53%, 58%, 49% and 46% of US mutual funds have a 4 or 5 star Morningstar RatingTM for the Overall, 3-, 5-, and 10-year periods, respectively. Based on primary share class (Class I Shares, Institutional Shares or share class with longest history) for 55, 55, 53 and 39 funds for the Overall, 3-, 5- and 10-year periods, respectively. Ratings and/or rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the rating/ranking. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking and/or rating for the period. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2018, on file with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819